UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

(Amendment No. 1)

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                July 31, 2007

CLEVELAND-CLIFFS INC
(Exact Name of Registrant as Specified in Its Charter)

OHIO	1-8944	34-1464672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Superior Avenue, Cleveland, Ohio	44114-2589

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:	(216-694-5700)

(Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of   the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment Number 1 to the Current Report on Form 8-K filed on August 3, 2007 (the “Original Form 8-K”) is filed to include the financial statements and pro forma information omitted from the Original Form 8-K in reliance on Item 9.01(a)(4) and Item 9.01(b)(2), respectively, of Form 8-K.

ITEM 2.01    Completion of Acquisition or Disposition of Assets.

On July 31, 2007, Cleveland-Cliffs Inc (the “Company”) completed its acquisition of PinnOak Resources, LLC (“PinnOak”) pursuant to the Unit Purchase Agreement, dated as of June 14, 2007, by and among the Company and PinnOak, the Regent Investment Company, L.P., Questor Partners Fund II, L.P., Questor Side-by-Side Partners II, L.P., Questor Side-by-Side Partners II 3(c)1, L.P., Questor Partners Fund II AIV-1, LLC, Questor General Partner II, L.P., and PinnOak Resources Employee Equity Incentive Plan, LLC. PinnOak is a domestic producer of high-quality metallurgical coal. The purchase price of PinnOak and its subsidiary operating companies was $450 million in cash, of which $108.4 million is deferred until December 31, 2009, plus the assumption of approximately $160 million in debt, which was repaid at closing. The purchase agreement includes a contingent earn-out, which ranges from $0 to approximately $300 million dependent upon PinnOak’s performance in 2008 and 2009. The earn-out, if any, would be payable in 2010 and treated as additional purchase price.

A portion of the purchase price for the acquisition of PinnOak was financed through the Company’s Credit Agreement, dated July 26, 2007, by and among the Company, Bank of America, N.A., as Administrative Agent and Letter of Credit Issuer, and the other lenders party thereto (the “Initial Credit Agreement”). The Initial Credit Agreement was replaced by the Multicurrency Credit Agreement, dated as of August 17, 2007, by and among the Company, as borrower, Bank of America, N.A., as Administrative Agent, Swing line Lender and Letter of Credit Issuer, JPMorgan Chase Bank, N.A., as Syndication Agent, and the other financial institutions party thereto jointly led by Banc of America Securities LLC and J.P. Morgan Securities Inc., as Joint Arrangers and Joint Book Managers (the “Multicurrency Credit Agreement”). Certain of the lenders and other parties under the Initial Credit Agreement are lenders, agents and parties under the Multicurrency Credit Agreement, and they and their respective affiliates have performed, and may in the future perform, various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received, and will receive, customary fees and expenses.

In accordance with Rule 3-05 of Regulation S-X, the acquisition fell within the threshold of Rule 3-05(b)(2)(ii), therefore requiring financial statements for the most recent fiscal year and any interim periods specified in Rule 3-01(e)(1) and Rule 3-02(b).

ITEM 9.01 Financial	Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

The following consolidated financial statements of PinnOak Resources, LLC and Subsidiaries are included as Exhibit 99(b) in this Form 8-K/A.

  Report of Independent Auditor

  Consolidated Balance Sheets

  Consolidated Statements of Operations

  Consolidated Statements of Members’ Equity

  Consolidated Statements of Cash Flows

  Notes to Consolidated Financial Statements

(b)	Pro Forma Financial Information

The following unaudited condensed consolidated pro forma financial information of the Company, giving effect to the acquisition of PinnOak, prepared pursuant to Article 11 of Regulation S-K, are included as Exhibit 99(c) in this form 8-K/A:

Unaudited Pro Forma Condensed Consolidated Statement of Financial Position

    as of June 30, 2007.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the

    Six Months Ended June 30, 2007.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the

    Twelve Months Ended December 31, 2006.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Information

(d)	Exhibits

Exhibit Number	Exhibit
23	Consent of Independent Auditors

99(b)

Consolidated financial statements of PinnOak Resources, LLC as of and for the year ended December 31, 2006 and unaudited consolidated financial statements of PinnOak Resources, LLC as of and for the six months ended June 30, 2007 and June 30, 2006

99(c)	Unaudited condensed consolidated pro forma information of the Company, giving effect to the acquisition of PinnOak Resources, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLEVELAND-CLIFFS INC

By:	/s/ George W. Hawk, Jr.
Name:	George W. Hawk, Jr.
Title:	General Counsel and Secretary

Dated:	October 15, 2007

INDEX TO EXHIBITS

Exhibit Number	Exhibit
23	Consent of Independent Auditors	Filed Herewith

99(b)

Consolidated financial statements of PinnOak Resources, LLC as of and for the year ended December 31, 2006 and unaudited consolidated financial statements of PinnOak Resources, LLC as of and for the six months ended June 30, 2007 and June 30, 2006

Filed Herewith

99(c)	Unaudited condensed consolidated pro forma information of the Company, giving effect to the acquisition of PinnOak Resources, LLC	Filed Herewith